 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2013

Investors Capital Holdings, Ltd.
 (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-43664 (Commission File Number)	04-3284631 (IRS Employer Identification No.)

Six Kimball Lane, Suite 150
Lynnfield, MA 01940
(Address of Principal Executive Offices) (Zip Code)

 Registrant’s telephone number, including area code  (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 08, 2013 the Registrant issued a news release, a copy of which is set forth in Exhibit 99.1 hereto, announcing financial results for the Registrant for the quarter ended December 31, 2012.

Item 7.01 Regulation FD Disclosure

The Company will be presenting its quarterly financial results to its Independent representatives at its National Convention on February 11, 2013. Information about the presentation is furnished herewith as Exhibit 99.1 and slide materials which can be accessed on our website at http://www.investorscapital.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated February 08, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

By	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date: February 08, 2013

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